UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 24, 2004


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-09553                   04-2949533
----------------------------  -----------------------     ----------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)

           1515 Broadway, New York, NY                     10036
     --------------------------------------------------------------
     (Address of principal executive offices)            (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5--Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

           (b) On August 24, 2004, David T. McLaughlin, a director of the registrant and its predecessors (CBS/Westinghouse) since 1979, passed away.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                  (Registrant)



                                  By:    /s/ Michael D. Fricklas
                                     -----------------------------------------
                                     Name:   Michael D. Fricklas
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary


Date:  August 30, 2004